Note 4 - Broker-Dealers And Clearing Organizations Receivables and Payables	12 Months Ended
Sep. 30, 2013
Due to and from Broker-Dealers and Clearing Organizations [Abstract]
Due to and from Broker-Dealers and Clearing Organizations Disclosure [Text Block]

NOTE 4. BROKER-DEALERS AND CLEARING ORGANIZATIONS RECEIVABLES AND PAYABLES

At September 30, 2013 and 2012, the receivables of $4,296,000 and $3,650,000, respectively, from broker-dealers and clearing organizations represent net amounts due for commissions and fees associated with our retail brokerage business as well as asset based fee revenue associated with our Registered Investment advisory firm, National Asset Management, Inc. At September 30, 2013 and 2012, the amounts payable to broker-dealers and clearing organizations of $13,000 and $119,000, respectively, represent amounts owed to clearing firms or other broker dealers for fees on transactions and payables to other broker dealers associated with tri-party clearing agreements.